Exhibit 10.1

                            BARRY L . FRIEDMAN, P.C.
                          Certified Public Accountant

1582 TULITA DRIVE                                        OFFICE (702) 361-8414
LAS VEGAS, NEVADA  89123                                 FAX NO (702)896-0278


November 17, 1999


Securities Exchange Commission
450 Fifth Street
Washington, DC  20549

Ladies and Gentlemen:

We have read the statements made by BrowseSafe.com, Inc., in their Form 10SB,
Part II, Item 3, which we understand will be filed with the Commission pursuant to Regulation SB. We agree with the statements in these paragraphs concerning our firm.

Very truly yours,

BARRY L. FRIEDMAN, P.C.

/s/ BARRY L. FRIEDMAN